UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 13, 2012 Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475

Minnetonka, Minnesota 55345

(Address of principal executive offices, including zip code)

(952) 564-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)	Compensation of Named Executive Officers

On December 13, 2012, the Compensation Committee of our Board of Directors (1) set the annual base salaries of our named executive officers for 2013 and (2) established a senior management bonus plan for 2013.

2013 Base Salaries

2013 annual base salaries for our named executive officers will remain at 2012 levels.

2013 Senior Management Bonus Plan

Certain members of our senior management team who are ineligible to participate in our profit-sharing bonus program for associates and who are not commissioned salespeople may be eligible to receive incentive awards under our 2013 senior management bonus plan if certain performance targets set by the compensation committee are achieved under such plan for 2013. Bonuses under such plan will be based 50 percent upon our company’s gross revenue dollars and 50 percent upon our company’s adjusted EBITDA, which will be calculated based upon our company’s accounting practices, consistently applied and upon GAAP standards applicable to our company. “Adjusted EBITDA” as used by our Compensation Committee equals our company’s earnings before all interest, tax, depreciation, amortization and stock-based expenses but after payment of non-equity based employee bonuses.

The following chart sets forth the target bonus under the 2013 senior management bonus plan for each of our named executive officers.

Name and Position of Executive Officer	2013 Target Bonus
Scott W. Koller President and Chief Executive Officer	$250,000
Darin P. McAreavey Senior Vice President and Chief Financial Officer	$75,000

If earned, the foregoing amounts will be payable in the form of a stock bonus granted on the date of the audit report on our 2013 financial statements (and calculated using the closing price on that date); provided, however, that our Compensation Committee retains the discretion to pay such amounts entirely in a combination of cash and stock bonuses (calculated in the same manner). Any portion of such bonuses that is paid in equity will be issued pursuant to our Amended and Restated 2006 Equity Incentive Plan.

The foregoing discussion of our 2013 senior management bonus plan is qualified in its entirety by reference to the plan itself, which is attached as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 5.02(e).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	See “Exhibit Index”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2012	Wireless Ronin Technologies, Inc.

	By	/s/ Darin P. McAreavey
Darin P. McAreavey Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10	Senior Management Bonus Plan

4